Exhibit 10.2

                               SECURITY AGREEMENT
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1.       Identification.
         --------------

         This Security Agreement (the "Agreement"), dated as of November 16, 2006, is entered into by and between Stem Cell Innovations, Inc., a Delaware corporation ("Parent"), Stem Cell Innovations BV, a Netherlands corporation, Amphioxus Cell Technologies, Inc., a Delaware corporation (each a "Guarantor" and together with Parent, each a "Debtor" and collectively the "Debtors"), and Barbara R. Mittman, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement defined below (the "Collateral Agent"), for the benefit of the parties identified on Schedule A hereto (collectively, the "Lenders").

2.       Recitals.
         --------

         2.1 The Lenders have made, are making and will be making loans to Parent (the "Loans"). It is beneficial to each Debtor that the Loans were made and are being made.

         2.2 The Loans are and will be evidenced by certain promissory notes (each a "Note") issued by Parent on or about the date of and after the date of this Agreement pursuant to subscription agreements (each a "Subscription Agreement") to which Parent and Lenders are parties. The Notes are further identified on Schedule A hereto and were and will be executed by Parent as "Borrower" or "Debtor" for the benefit of each Lender as the "Holder" or "Lender" thereof.

         2.3 In consideration of the Loans made and to be made by Lenders to Parent and for other good and valuable consideration, and as security for the performance by Parent of its obligations under the Notes and as security for the repayment of the Loans and all other sums due from Debtors to Lenders arising under the Transaction Documents (as defined in the Subscription Agreement), and any other agreement between or among them (collectively, the "Obligations"), each Debtor, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth. Obligations include all future advances by Lenders to Debtor made pursuant to the Subscription Agreement.

         2.4 The Lenders have appointed the Collateral Agent pursuant to that certain Collateral Agent Agreement dated at or about the date of this Agreement ("Collateral Agent Agreement"), among the Lenders and Collateral Agent.

         2.5 The following defined terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds. Other capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreement.

3.       Grant of General Security Interest in Collateral.
         ------------------------------------------------

         3.1 As security for the Obligations of Debtors, each Debtor hereby grants the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral.

         3.2      "Collateral" shall mean all of the following property of
Debtors:

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                  (A)      All now owned and hereafter acquired right, title and
interest of Debtors in, to and in respect of all Accounts, Goods, real or personal property, all present and future books and records relating to the foregoing and all products and Proceeds of the foregoing, and as set forth below:

                           (i)      All now owned and hereafter acquired right,
title and interest of Debtors in, to and in respect of all: Accounts, interests in goods represented by Accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; Chattel Paper; investment property; General Intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents (including but not limited to the patents, patents pending and applications set forth on Schedule
3.2 hereto), trademarks, service marks, certificates, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, chooses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); Documents; Instruments; letters of credit, bankers' acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter owned or held in any capacity by Debtors, as well as agreements or property securing or relating to any of the items referred to above;

                           (ii)     Goods: All now owned and hereafter acquired
right, title and interest of Debtors in, to and in respect of goods, including, but not limited to:

                                    (a)      All Inventory, wherever located,
whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Debtors' business; finished goods, timber cut or to be cut, oil, gas, hydrocarbons, and minerals extracted or to be extracted, and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all Inventory which may be returned to any Debtor by its customers or repossessed by any Debtor and all of Debtors' right, title and interest in and to the foregoing (including all of a Debtor's rights as a seller of goods);

                                    (b)      All Equipment and fixtures,
wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Debtors' rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

                           (iii)    Property: All now owned and hereafter
acquired right, title and interests of Debtors in, to and in respect of any other personal property in or upon which a Debtor has or may hereafter have a security interest, lien or right of setoff;

                           (iv)     Books and Records: All present and future
books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtors, any computer service bureau or other third party; and

                           (v)      Products and Proceeds: All products and
Proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

                  (B) All now owned and hereafter acquired right, title and interest of Debtors in, to and in respect of the following:

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                           (i)      Parent will deliver to the Collateral Agent,
the shares of stock, partnership interests, member interests or other equity interests at any time and from time to time acquired by Debtors of any and all entities now or hereafter existing, (such entities, being hereinafter referred to collectively as the "Pledged Issuers" and individually as a "Pledged
Issuer"), including but not limited to 100% of the equity ownership of each Guarantor, the certificates representing such shares, partnership interests, member interests or other interests all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, partnership interests, member interests or other interests;

                           (ii)     all additional shares of stock, partnership
interests, member interests or other equity interests from time to time acquired by Debtors, of any Pledged Issuer, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity; and

                           (iii)    all security entitlements of Debtors in, and
all Proceeds of any and all of the foregoing in each case, whether now owned or hereafter acquired by a Debtor and howsoever its interest therein may arise or appear (whether by ownership, security interest, lien, claim or otherwise).

         3.3 The Collateral Agent is hereby specifically authorized, after the Maturity Date (defined in the Notes) accelerated or otherwise, or after an Event of Default (as defined herein) and the expiration of any applicable cure period, to transfer any Collateral into the name of the Collateral Agent and to take any and all action deemed advisable to the Collateral Agent to remove any transfer restrictions affecting the Collateral.

4.       Perfection of Security Interest.
         -------------------------------

         4.1 Each Debtor shall prepare, execute and deliver to the Collateral Agent UCC-1 Financing Statements. The Collateral Agent is instructed to prepare and file at each Debtor's cost and expense, financing statements in such jurisdictions deemed advisable to the Collateral Agent, including but not limited to the State of Delaware. The Financing Statements are deemed to have been filed for the benefit of the Collateral Agent and Lenders identified on Schedule A hereto.

         4.2 Upon Collateral Agent's demand, Parent shall deliver to Collateral Agent stock certificates representing all of the shares of outstanding capital stock of the Guarantors (the "Securities"). All such certificates shall be held by or on behalf of Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Collateral Agent.

         4.3 All other certificates and instruments constituting Collateral from time to time required to be pledged to Collateral Agent pursuant to the terms hereof (the "Additional Collateral") shall be delivered to Collateral Agent promptly upon receipt thereof by or on behalf of Debtors. All such certificates and instruments shall be held by or on behalf of Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Collateral Agent. If any Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, Debtors shall cause Collateral Agent (or its custodian, nominee or other designee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by

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Collateral Agent with respect to such securities without further consent by
Debtors. If any Collateral consists of security entitlements, Debtors shall transfer such security entitlements to Collateral Agent (or its custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by Collateral Agent without further consent by Debtors.

         4.4 Within five (5) days after the receipt by a Debtor of any Additional Collateral, a Pledge Amendment, duly executed by such Debtor, in substantially the form of Annex I hereto (a "Pledge Amendment"), shall be delivered to Collateral Agent in respect of the Additional Collateral to be pledged pursuant to this Agreement. Each Debtor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder constitute Collateral.

         4.5 If Debtor shall receive, by virtue of Debtor being or having been an owner of any Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to Section 5.2 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of Collateral Agent, shall segregate it from Debtor's other property and shall deliver it forthwith to Collateral Agent, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Collateral Agent as Collateral and as further collateral security for the Obligations.

5.       Distribution.
         ------------

         5.1 So long as an Event of Default does not exist, Debtors shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not impair the Collateral.

         5.2. At any time an Event of Default exists or has occurred, all rights of Debtors, upon notice given by Collateral Agent, to exercise the voting power and receive payments, which it would otherwise be entitled to pursuant to
Section 5.1, shall cease and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to exercise such voting power and receive such payments.

         5.3 All dividends, distributions, interest and other payments which are received by Debtors contrary to the provisions of Section 5.2 shall be received in trust for the benefit of Collateral Agent as security and Collateral for payment of the Obligations shall be segregated from other funds of Debtors, and shall be forthwith paid over to Collateral Agent as Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Collateral Agent as Collateral and as further collateral security for the Obligations.

6.       Further Action By Debtors; Covenants and Warranties.
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         6.1      Except for Permitted Liens, Collateral Agent at all times
shall have a perfected security interest in the Collateral. Each Debtor represents that it has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. The

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Collateral Agent's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Collateral Agent. Each Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Collateral Agent to establish, maintain and continue the perfected security interest of Collateral Agent in the Perfected Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Collateral Agent from time to time to establish and determine the validity and the continuing priority of the security interest of Collateral Agent, and also pay all other claims and charges that, in the opinion of Collateral Agent, exercised in good faith, are reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or Collateral Agent's or Lenders' security interests therein.

         6.2 Except in connection with sales of Collateral, subject to Permitted Liens or other than in the ordinary course of business, for fair value and in cash, and except for Collateral which is substituted by assets of identical or greater value (with the consent of the Collateral Agent) or which is inconsequential in value, each Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Collateral Agent other than a transfer of the Collateral to a wholly-owned United States formed and located subsidiary or to another Debtor on prior notice to Collateral Agent, and provided the Collateral remains subject to the security interest herein described. Although Proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Collateral Agent consents to any sale of the Collateral, except as provided herein. Sales of Collateral in the ordinary course of business shall be free of the security interest of Lenders and Collateral Agent and Lenders and Collateral Agent shall promptly execute such documents (including without limitation releases and termination statements) as may be required by Debtors to evidence or effectuate the same.

         6.3 Each Debtor will, at all reasonable times during regular business hours and upon reasonable notice, allow Collateral Agent or its representatives free and complete access to the Collateral and all of such Debtor's records which in any way relate to the Collateral, for such inspection and examination as Collateral Agent reasonably deems necessary.

         6.4 Each Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Collateral Agent and Lenders hereunder, and the Collateral against the claims and demands of all other persons.

         6.5 Debtors will promptly notify Collateral Agent of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Collateral Agent under this Security Agreement in any material respect.

         6.6 Each Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property, which insurance shall be of the types customarily insured against by companies in the same or similar business, similarly situated, in such amounts (with such deductible amounts) as is customary for such companies under the same or similar circumstances, similarly situated. Debtors shall make the Collateral Agent a loss payee thereon to the extent of its interest in the Collateral. Collateral Agent is hereby irrevocably (until the Obligations are paid in full) appointed each Debtor's attorney-in-fact to endorse any check or draft that may be payable to such Debtor so that Collateral Agent may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by Collateral Agent in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

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         6.7      Collateral Agent may, at its option, and without any
obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor upon Debtor's failure to do so. All amounts expended by Collateral Agent in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Collateral Agent upon demand and shall bear interest at the lesser of 15% per annum or the highest legal amount from the dates of such expenditures until paid.

         6.8 Upon the request of Collateral Agent, Debtors will furnish to Collateral Agent within five (5) business days thereafter, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Collateral Agent, duly acknowledged, certifying the amount of the principal and interest and any other sum then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtors securing the Obligations. In connection with any assignment by Collateral Agent of this Security Agreement, each Debtor hereby agrees to cause the insurance policies required hereby to be carried by such Debtor, if any, to be endorsed in form satisfactory to Collateral Agent or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Collateral Agent within ten (10) calendar days after request therefor by Collateral Agent.

         6.9 Each Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other reasonable assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to perfect its security interest hereunder.

         6.10 Debtors represent and warrant that they are the true and lawful exclusive owners of the Collateral, free and clear of any liens and encumbrances.

         6.11 Each Debtor hereby agrees not to divest itself of any right under the Collateral except as permitted herein absent prior written approval of the Collateral Agent, except to a subsidiary organized and located in the United States on prior notice to Collateral Agent provided the Collateral remains subject to the security interest herein described.

         6.12 Each Debtor shall cause each Subsidiary of such Debtor in existence on the date hereof and each Subsidiary not in existence on the date hereof to execute and deliver to Collateral Agent promptly and in any event within 10 days after the formation, acquisition or change in status thereof (A) a guaranty guaranteeing the Obligations and (B) if requested by Collateral Agent, a security and pledge agreement substantially in the form of this Agreement together with (x) certificates evidencing all of the capital stock of each Subsidiary of and any entity owned by such Subsidiary, (y) undated stock powers executed in blank with signatures guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as Collateral Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (C) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Collateral Agent in order to create, perfect, establish the first priority of or otherwise protect any lien purported to be covered by any such pledge and security agreement or otherwise to effect the intent that all property and assets of such Subsidiary shall become Collateral for the Obligations. For purposes of this Agreement, "Subsidiary" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (A) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the

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board of directors or other managing body of such entity, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. Annex I annexed hereto contains a list of all Subsidiaries of the Debtors as of the date of this Agreement.

7.       Power of Attorney.
         -----------------

         At any time an Event of Default has occurred and is continuing, each Debtor hereby irrevocably constitutes and appoints the Collateral Agent as the true and lawful attorney of such Debtor, with full power of substitution, in the place and stead of such Debtor and in the name of such Debtor or otherwise, at any time or times, in the discretion of the Collateral Agent, to take any action and to execute any instrument or document which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement. This power of attorney is coupled with an interest and is irrevocable until the Obligations are satisfied.

8.       Performance By The Collateral Agent.
         -----------------------------------

         If a Debtor fails to perform any material covenant, agreement, duty or obligation of such Debtor under this Agreement, the Collateral Agent may, after any applicable cure period, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Collateral Agent incurred in connection with the foregoing authorization shall be payable by Debtors as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Collateral Agent under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Collateral Agent with respect thereto, such rights, remedies and powers being solely for the protection of the Collateral Agent.

9.       Event of Default.
         ----------------

         An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined and described in this Agreement, in the Notes, the Subscription Agreement, and any other agreement to which Debtor and a Lender are parties. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Collateral Agent, for the benefit of the Lenders, and the Collateral Agent may dispose of Collateral as provided below. A default by Debtor of any of its material obligations pursuant to this Agreement and any of the Transaction Documents (as defined in the Subscription Agreement) shall be an Event of Default hereunder and an "Event of Default" as defined in the Notes, and Subscription Agreement.

10.      Disposition of Collateral.
         -------------------------

         Upon and after any Event of Default which is then continuing,

         10.1 The Collateral Agent may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Collateral Agent shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

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         10.2     If any notice to Debtors of the sale or other disposition of
Collateral is required by then applicable law, five business (5) days prior written notice (which Debtors agree is reasonable notice within the meaning of Section 9.612(a) of the Uniform Commercial Code) shall be given to Debtors of the time and place of any sale of Collateral which Debtors hereby agree may be by private sale. The rights granted in this Section are in addition to any and all rights available to Collateral Agent under the Uniform Commercial Code.

         10.3 The Collateral Agent is authorized, at any such sale, if the Collateral Agent deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Collateral Agent deems advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

         10.4 All proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Collateral Agent pursuant to Paragraph 12.1 hereof) against the Obligations pro rata among the Lenders in proportion to their interests in the Obligations. Upon payment in full of all Obligations, Debtors shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Collateral Agent to Debtors shall be without representation or warranty of any nature whatsoever and wholly without recourse. To the extent allowed by law, each Lender may purchase the Collateral and pay for such purchase by offsetting up to such Lender's pro rata portion of the purchase price with sums owed to such Lender by Debtors arising under the Obligations or any other source.

11. Waiver of Automatic Stay. Debtor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against Debtor, or if any of the Collateral should become the subject of any bankruptcy or insolvency proceeding, then the Collateral Agent should be entitled to, among other relief to which the Collateral Agent or Lenders may be entitled under the Note, Subscription Agreement and any other agreement to which the Debtor, Lenders or Collateral Agent are parties, (collectively "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Collateral Agent to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. Debtor EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, Debtor EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE COLLATERAL AGENT TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. Debtor hereby consents to any motion for relief from stay which may be filed by the Collateral Agent in any bankruptcy or insolvency proceeding initiated by or against Debtor, and further agrees not to file any opposition to any motion for relief from stay filed by the Collateral Agent. Debtor represents, acknowledges and agrees that this provision is a specific and material aspect of this Agreement, and that the Collateral Agent would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. Debtor further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Collateral Agent nor any person acting on behalf of the Collateral

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Agent has made any representations to induce this waiver, that Debtor has been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by Debtor and that Debtor has had the opportunity to discuss this waiver with counsel. Debtor further agrees that any bankruptcy or insolvency proceeding initiated by Debtor will only be brought in the Federal Court within the Southern District of New York.

12.      Miscellaneous.
         -------------

         12.1 Expenses. Debtors shall pay to the Collateral Agent, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Collateral Agent may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Collateral Agent hereunder or with respect to any or all of the Obligations upon breach or threatened breach; or (c) failure by Debtors to perform and observe any agreements of Debtors contained herein which are performed by the Collateral Agent.

         12.2 Waivers, Amendment and Remedies. No course of dealing by the Collateral Agent and no failure by the Collateral Agent to exercise, or delay by the Collateral Agent in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Collateral Agent. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtors therefrom, shall, in any event, be effective unless contained in a writing signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Collateral Agent, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Collateral Agent from time to time in such order as the Collateral Agent may elect.

         12.3 Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

                  To Debtors:                    Stem Cell Innovations, Inc.
                                                 1812 Front Street
                                                 Scotch Plains, New Jersey 07076
                                                 Attn: Dr. James H. Kelly, CEO
                                                 Fax: (908) 663-2152

                  With an additional copy by
                  telecopier only to:            Greenberg & Kahr
                                                 230 Park Avenue, Suite 430
                                                 New York, NY 10169
                                                 Attn: Andrew J. Levinson, Esq.
                                                 Fax: (212) 953-7704

                  To Lenders:                    To the addresses and telecopier
                                                 numbers set forth on Schedule A

                  To the Collateral Agent:       Barbara R. Mittman
                                                 551 Fifth Avenue, Suite 1601
                                                 New York, New York 10176
                                                 Fax: (212) 697-3575

                  If to Debtor, Lender or Collateral Agent, with a copy by telecopier only to:

                                                 Grushko & Mittman, P.C.
                                                 551 Fifth Avenue, Suite 1601
                                                 New York, New York 10176
                                                 Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

         12.4 Term; Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon each Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their respective successors and assigns.

         12.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

         12.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against a Debtor with respect to this Agreement may be brought in the courts in the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

         12.7 Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

         12.8 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

13. Intercreditor Terms. As between the Lenders, any distribution under paragraph 10.4 shall be made proportionately based upon the remaining principal amount (plus accrued and unpaid interest) to each as to the total amount then owed to the Lenders as a whole. The rights of each Lender hereunder are pari passu to the rights of the other Lenders hereunder. Any recovery hereunder shall be shared ratably among the Lenders according to the then remaining principal amount owed to each (plus accrued and unpaid interest) as to the total amount then owed to the Lenders as a whole.

14. Termination; Release. When the Obligations have been indefeasibly paid and performed in full or all outstanding Convertible Notes have been converted to common stock pursuant to the terms of the Convertible Notes and the Subscription Agreements, this Agreement shall terminated, and the Collateral Agent, at the request and sole expense of the Debtors, will execute and deliver to the Debtors the proper instruments (including UCC termination statements) acknowledging the termination of the Security Agreement, and duly assign, transfer and deliver to the Debtors, without recourse, representation or warranty of any kind whatsoever, such of the Collateral, including, without limitation, Securities and any Additional Collateral, as may be in the possession of the Collateral Agent.

15.      Collateral Agent.
         ----------------

         15.1 Collateral Agent Powers. The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Lenders) in the Collateral and shall not impose any duty on it to exercise any such powers.

         15.2 Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any Collateral in its possession; provided, however, that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purposes as any owner thereof reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent, to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

"DEBTOR"                                   "THE COLLATERAL AGENT"
STEM CELL INNOVATIONS, INC.
a Delaware corporation

By: __________________________________     _____________________________________
                                           BARBARA R. MITTMAN
Its: _________________________________

"SUBSIDIARY"                               "SUBSIDIARY"
STEM CELL INNOVATIONS BV                   AMPHIOXUS CELL TECHNOLOGIES
a Netherlands corporation                  INC.
                                           a Delaware corporation



By: ___________________________________    By: _________________________________

Its: __________________________________    Its: ________________________________


                             APPROVED BY "LENDERS":
                             ----------------------


ALPHA CAPITAL ANSTALT



By:_____________________________________

Print Name of Signator:_________________







        This Security Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

                        SCHEDULE A TO SECURITY AGREEMENT
                        --------------------------------


--------------------------------------------------------------------------------
LENDER                                                    PRINCIPAL AMOUNT OF
                                                          NOTE TO BE ISSUED ON
                                                          CLOSING DATE
--------------------------------------------------------------------------------
ALPHA CAPITAL ANSTALT                                     $1,000,000.00
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
--------------------------------------------------------------------------------

                                     ANNEX I

                                       TO

                               SECURITY AGREEMENT

                                PLEDGE AMENDMENT
                                ----------------

         This Pledge Amendment, dated _________ __ 200_, is delivered pursuant to Section 4.3 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement, dated November ____, 2006, as it may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time and that the shares listed on this Pledge Amendment shall be hereby pledged and assigned to Collateral Agent and become part of the Collateral referred to in such Security Agreement and shall secure all of the Obligations referred to in such Security Agreement.



--------------------------------------------------------------------------------

                                    Number                        Certificate
Name of Issuer                    of Shares         Class          Number(s)
--------------                    ---------         -----          ---------
--------------------------------------------------------------------------------
STEM CELL INNOVATIONS BV
--------------------------------------------------------------------------------
AMPHIOXUS CELL
TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                           STEM CELL INNOVATIONS, INC.




                                           By: _________________________________